THIS AGREEMENT HAS CONFIDENTIAL PORTIONS OMITTED, WHICH PORTIONS
                         HAVE BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  OMITTED
                          PORTIONS ARE
 INDICATED IN THIS AGREEMENT WITH *[TEXT OMITTED - CONFIDENTIAL
                     TREATMENT REQUESTED].*

                        AmericanAirlines

The SABRE Group, Inc.
Attention: Mr. Michael J. Durham
P.O. Box 619615
MD 4204
D/FW Airport, Texas 75261-9615

The SABRE Group, Inc.
Attention: Mr. Andrew Steinberg
P.O. Box 619615
MD 4204
D/FW Airport, Texas 75261-9615


     Re: Management Services Agreement, dated July 1, 1996, by and between American Airlines, Inc. and The SABRE Group, Inc. (the "Agreement")


Dear Sirs:

     Pursuant to Section 2.2 of the above referenced Agreement, American Airlines concurs with The SABRE Group, Inc.'s intention to renew the Agreement for an additional successive one-year term beginning on July 1, 1999 and ending at 11:59 p.m. on June 30, 2000, unless terminated earlier by one or both of the Parties in accordance with Article 13 of the Agreement.

                              Sincerely,

                              /S/ RANDY LEISER

                              Randy Leiser
                              Managing Director
                              Financial Planning


cc:  Charles MarLett
     Jeffery Jackson
     Doug Herring
     Hugh Jones
     Girish Bachani
     Veree Hawkins

                           APPENDIX TO


                THE MANAGEMENT SERVICES AGREEMENT

                        TABLE OF CONTENTS


Tax Administration Service (Mandatory)                          4
Human Resources Government Reporting Service (Mandatory)        6
[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
Payroll Production Service                                      9
Payroll Tax Accounting Service                                 10
Payroll:  Accounting and Reconciliation                        12
Disbursements Production Service                               13
Human Resources Administration                                 14
Employee Relations Service                                     16
Medical Services                                               17
Corporate Finance Service                                      18
Tax Administration Services (Optional)                         19
SABRE Supply Management Service                                17
Corporate Security Service                                     18
Safety Administration Service                                  19
Business Insurance Administration Service                      20
Corporate Affairs Service                                      21
MCLA Division Services                                         22
AMR China Service                                              23
Legal Services                                                 24
Audit Service                                                  26
Corporate Real Estate Service                                  27
Corporate Communications Service                               29
Other Airline (OA) Personal Travel Administration Service      30
Other Airline (OA) Business Travel Administration Service      31
International Division Services                                32
General Services Department                                    33
General Services' Pass-Through Expenses Service                34
Corporate Travel Desk Service                                  35
Printing Services                                              36
Facilities Maintenance-CPIV                                    37
Facilities Maintenance Pass-Through Expense Service            38
[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
AA Corporate Apartment Service                                 40
AASSET Card                                                    41

                           SCHEDULE I.


             TAX ADMINISTRATION SERVICE (MANDATORY)


DESCRIPTION OF SERVICE: Tax Administration is defined as tax research and planning and tax return preparation in compliance with tax statutes and regulations. Tax Administration related to US federal and state income tax planning and compliance will be a Mandatory Service. All other Tax Administration Services will be Optional Services and are described on Schedule XVI. The Tasks to be performed under Tax Administration Service (Mandatory) include, without limitation:

A)   US federal and state income tax compliance
  i)   tax return preparation and tax payment processing
  ii)  representation on audits and contests
  iii) management of development of tax and accounting systems to minimize compliance costs
B)   US federal and state income tax accounting and reporting
  i)   income tax account analysis
  ii)  tax provision accounting
C)   US federal and state income tax planning and projects
  i) research and planning to assess impact of taxes on operations and on proposed transactions
  ii)  legislative and regulatory monitoring


TOTAL ESTIMATED COST FOR 1999:        $58,435

FIXED AMOUNT FOR 1999:                 17,635

HOURLY Rates during 1999:
  Level 8           $115
  Level 7             89
  Level 6             77
  Level 5             67
  Level 4             57
  Level 3             46


BASIS FOR PRICE: The Tasks to be performed are use-based. The monthly invoiced amount will be the product of the AA Tax department's hourly rate and the billable hours required to perform the Tasks described above. The Tax Department may Subcontract when necessary. All costs of Subcontracting will be "passed-through" at AA cost to the SABRE Group. The Fixed Amount of the Tax Administration Service is the allocation of unmargined Private Payroll representing the oversight responsibility of the VP Corporate Development & Treasury. The Fixed Amount of the Tax Administration Service will be invoiced in 12 equal installments, and the Fixed Amount will not vary if any one or more of the use-based Tasks are dropped. The annual cost to provide the service is the sum of the Fixed Amount and the usage at the hourly rate.

                          SCHEDULE II.


    HUMAN RESOURCES GOVERNMENT REPORTING SERVICE (MANDATORY)


DESCRIPTION OF SERVICE:  Tasks performed to ensure that the SABRE
Group is in compliance with US Federal human-resources-related reporting statutes. The Tasks to be performed will consist of:

A)   Summary Plan Descriptions
S)   Pension Annual Reporting and Disclosure,  maintaining
     ERISA administration requirements, plan documentation, research and analysis, ADA accommodations, and Affirmative Action/Department of Labor/EEO administration


FIXED PRICE FOR 1999:                 $96,137

MONTHLY INVOICED AMOUNT DURING 1999:    8,011


BASIS  FOR  PRICE: The Tasks described above will be performed on a fixed-price basis. The price is based on AA Human Resources' fully-allocated costs. The fixed price will be
invoiced in 12 equal installments during the calendar year.   The
annual Price of the Human Resources Service will include an allocation of unmargined Private Payroll representing the oversight responsibility of the VP Human Resources (equaling $2,318 for 1999), and will not vary with changes in the Service Level of this Service.

[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

                          SCHEDULE VII.


                   PAYROLL PRODUCTION SERVICE


DESCRIPTION OF SERVICE: Responsible for the calculation and distribution of payroll checks and incentive compensation checks.
The Tasks to be performed consist of:

A) Regular Checks-Processing of regular paychecks on a weekly, bi-weekly, and semi-monthly basis for Domestic and Canadian employees.
B) Remote Checks-Processing of remote or supplemental paychecks for adjustments.
C) Gross Pay Adjustments to be completed during the next regular pay period.
D)   Garnishments.
E)   Stop Payments for lost or stolen paychecks.
F) Bonuses and Special Payments-Processing of special payments that require development changes.
G) Replying to all subpoenas and payroll related inquiries from legal and law enforcement agencies.


ESTIMATED COST FOR 1999:    [TEXT  OMITTED  -   CONFIDENTIAL TREATMENT
 REQUESTED]

FIXED AMOUNT FOR 1999:[TEXT OMITTED -  CONFIDENTIAL  TREATMENT
  REQUESTED]

RATE DURING 1999:
Payroll Production tasks:   [TEXT  OMITTED   -   CONFIDENTIAL
  TREATMENT REQUESTED]

BASIS FOR PRICE:    The Tasks to be performed are use-based.  The
monthly invoiced amount will be the product of the AA Payroll Production's rates and the volume of products used. The Fixed Amount of the Payroll Production Service is the allocation of unmargined Private Payroll representing the oversight responsibility of the VP & Controller. The Fixed Amount of the Payroll Production Service will be invoiced in 12 equal installments, and the Fixed Amount will not vary if any one or more of the use-based Tasks are dropped. The annual cost to provide the service is the sum of the Fixed Amount and the usage at the rates specified above.

                         SCHEDULE VIII.


            PAYROLL TAX ACCOUNTING SERVICE (UPDATED)


DESCRIPTION OF SERVICE:  The Tasks to be performed by the AA
Payroll Tax Accounting Department will consist of:

A) Payroll Taxes-Charges for the collection, remittance and accounting for payroll taxes and other moneys collected from employee paychecks. The cost is driven by the number of payroll checks that are processed in one calendar year.
B) Payroll Tax Reporting-Charges for reporting for Federal and State withholding and unemployment taxes. The costs are driven by the number of states worked.
C) Unemployment taxes-Services are currently subcontracted to Frick, Inc. Frick, Inc. is responsible for processing all claims for unemployment compensation claims, the monitoring the charges to SABRE GROUP unemployment accounts in each state, and the rates assigned by the States.
D) Payroll Tax Year End-Charges for the year end production of annual wage and tax statements. The cost is driven by the number of W-2s issued in one calendar year, and the number of states worked.
E) W-2 Reissues-$10 Fee for current year W-2 copy issued 4/15 to 12/31. $20 fee for past year W-2. Additional $5.00 expedite fee for fax of Fed Ex delivery. All fees are paid by SABRE GROUP employees.


ESTIMATED COST FOR 1999:    [TEXT  OMITTED  -   CONFIDENTIAL
  TREATMENT REQUESTED]

FIXED AMOUNT FOR 1999:[TEXT OMITTED -  CONFIDENTIAL  TREATMENT
  REQUESTED]

RATES DURING 1999:
A)Payroll Tax      [TEXT   OMITTED  -  CONFIDENTIAL   TREATMENT
  REQUESTED]
B)Payroll Tax Reporting     [TEXT  OMITTED   -   CONFIDENTIAL
  TREATMENT REQUESTED]
C)Unemployment Tax     [TEXT  OMITTED -  CONFIDENTIAL  TREATMENT
  REQUESTED]
D)Payroll Tax Year End      [TEXT  OMITTED  -   CONFIDENTIAL
  TREATMENT REQUESTED]



BASIS FOR PRICE:    The Tasks to be performed are use-based.  The
price is based on AA Payroll Tax Accounting's fully-allocated costs plus a margin. The Fixed Amount portion of the Payroll Tax Accounting Service is the allocation of unmargined Private Payroll representing the oversight responsibility of the VP & Controller. The Fixed Amount of the Payroll Tax Accounting Service will be invoiced in 12 equal installments, and the Fixed Amount will not vary if any one or more of the use-based Tasks are dropped. The annual cost to provide the service is the sum of the Fixed Amount and the usage at the rates specified above.

                          SCHEDULE IX.


        PAYROLL:  ACCOUNTING AND RECONCILIATION (UPDATED)



DESCRIPTION OF SERVICE:  The Tasks to be performed by the AA
Payroll Department for Accounting and Reconciliation will consist of:

A) General accounting, reconciliation and research of payroll account transactions including 401(k) and PAC contributions.
1) Reconciling the TSG related intercompany account within thirty days of the month end and providing a copy of the reconciliation to TSG.
2) AA Payroll reserves the right to charge TSG for reconciling an out of balance in the TSG FICO where such out of balance is not the result of error on the part of AA Payroll.
B) Processing, reconciliation, and the generation of checks for payroll related disbursements.
C) Bank reconciliations, reporting, and clearing of prepaid items for payroll and payroll related disbursements.
D) Relocation-Exchange of employee information with Cendant, recording and payment of tax libility based on information provided by Cendant, memo and expense document handling and interface application maintenance.
E) Employment Receivables-The administration and collection of balances from active employees for advances, uniforms, and salary overpayments, check distribution special handling.
F) Employment and Salary Verification - Completion of the wage and employment information requested by lending institutions.


ESTIMATED COST FOR 1999:                $142,288

RATES DURING 1999:
A-C) General Accounting and Reconciliations  $9,180 per month
D)   Relocation                              $60.00 per unit
E)   Employee Receivables/Special Handling   $1.38 per unit
     Project Management/Special Projects     $37.50 per hour

FIXED AMOUNT FOR 1999:                  $185


BASIS FOR PRICE:    The Tasks to be performed are use-based.  The
monthly invoiced amount will be the product of the AA Payroll Customer Service's hourly rate and the number of hours to perform the Tasks. The Fixed Amount of the Payroll Customer Service is the allocation of unmargined Private Payroll representing the
oversight responsibility of the VP & Controller.   The Fixed
Amount of the Payroll Customer Service will be invoiced in 12 equal installments, and the Fixed Amount will not vary if any one or more of the use-based Tasks are dropped. The annual cost to provide the Service is the sum of the Fixed Amount and the usage at the hourly rate.

                           SCHEDULE X.


                DISBURSEMENTS PRODUCTION SERVICE


DESCRIPTION OF SERVICE:  The Task to be performed by AA Corporate
Disbursements will consist of:

A)   Usage of EDI Mailbox and translator, Federal Express


COST FOR 1999:    [TEXT  OMITTED  -  CONFIDENTIAL   TREATMENT
  REQUESTED]

RATE DURING 1999:
A)EDI Mailbox usage and translator Federal Express:  [TEXT
  OMITTED - CONFIDENTIAL TREATMENT REQUESTED]




BASIS FOR PRICE: The Service described above will be performed on a fixed-price basis.  The fixed-price will be invoiced  in
  12 equal installments during the calendar year.   The  annual
  price of the Disbursements Productions Service will include an allocation of unmargined Private Payroll representing the oversight responsibility of the VP & Controller [TEXT OMITTED
  - CONFIDENTIAL TREATMENT REQUESTED].

                           SCHEDULE XI


                 HUMAN RESOURCES ADMINISTRATION


DESCRIPTION OF SERVICES: AA Human Resources Department is responsible for performing the following Services (and not merely
Tasks) for the SABRE Group. Service BB (Evaluating Employees and their Performance/Progress) will expire on March 1, 1999; its fixed price reflects only two months of service.


Service                                       DescriptionFixed Price
A)   Providing and Managing Health and Welfare Benefits$468,438
E)   Support Staff Recruitment                           58,607
G)   Managing Employee Information and Documentation        965
     (excluding ad-hoc queries after 3/1/98)
O)   Providing Retirement Benefits                      114,882
R)   sHaRp                                                TBD
S)   Assuring AMR is in compliance                       46,960
T)   Providing and Managing Workers Compensation         66,739
U)    Supporting  International Locations (Benefit
      Plan Renewal Administration)                       18,176
W)   Facilitating Management Career Moves                67,379
AA)   Admin. Travel Policy (Listed for Admin. billing
      purposes only.  No additional charge for this
      service is imposed in the Travel Privileges
      Agreement)                                         29,925
BB)  Evaluating Employees and their Performance/Progress  5,534
EE)  Relocating Employees                                31,556
FF)  Admin. and Cost Control                             42,696
GG)  Employee Resource Center                           158,235


TOTAL FIXED PRICE FOR 1999:                  $1,163,164

MONTHLY INVOICED AMOUNT (JANUARY 1 - FEBRUARY 28):99,236

MONTHLY INVOICED AMOUNT (MARCH 1- DECEMBER 31):  96,469


BASIS FOR PRICES:   Each of the Services described above will  be
performed on a fixed-price basis. The price is based on AA Human Resources' fully-allocated costs plus a margin. The fixed price will be invoiced in 12 installments during the calendar year.
The annual price of the Human Resources Service will include an allocation of unmargined Private Payroll representing the oversight responsibility of the VP Human Resources (equaling $53,074 for 1999), and will not vary with the discontinuance of any one or more of the Services (unless all of the Services in this Schedule are discontinued).

                          SCHEDULE XII.


                   EMPLOYEE RELATIONS SERVICE


DESCRIPTION OF SERVICE:  The Tasks to be performed by the AA
Employee Relations Department will consist of:

A)   Negotiation of TWU Contracts
B)   Labor Contract Administration
C)   Formulate and Implement Labor Policy
D)   Administration of Grievance Process
E)   Representation of AMR Interests in Arbitration Proceedings
F)   Coordination of AMR Policy toward Labor Law Legislation
G)   Strategic Communication of Labor Initiatives


FIXED PRICE FOR 1999:                      $12,915

MONTHLY INVOICED AMOUNT DURING 1999:         1,076


BASIS FOR PRICE:    The Task described above will be performed on
a fixed-price basis.  The price is based on AA Employee
Relations' fully-allocated costs plus a margin. The fixed price will be invoiced in 12 equal installments during the calendar year.

                          SCHEDULE XIV.


                        MEDICAL SERVICES


DESCRIPTION OF SERVICE: AA Medical Department is responsible for performing the following Tasks for the SABRE Group.

Basic Tasks                                                   1999 Rate
A)   Employee Assistance Program Services
       (as required by the Federal Drugfree Workplace Act)
B)   Full Sabre Employee Access to all AMR Preventive Healthcare
Programs
C)   Family Medical Leave Act Application Processing and Program
Administration                                                 $ 1.21 per
                                                                 month per
                                                                 TSG employee
                                                                 for all
                                                                 basic tasks
D)   Ergonomics Support Including Workstation Design and Other
OSHA-Required Ergonomics Services basic tasks
E)   ADA-Related Ergonomic Accommodations Work
F)   Occupational Healthcare Litigation Support
G)   Full Access to all AMR Travel Medicine Databases, and
Applicable Occupational Healthcare Record Keeping (but not OSHA Log Record
keeping).


Tasks                                                1999 Rate
A)   New Hire Physicals-Non-Safety Sensitive        $34
B)   Clinic - Employee Visit                         39
C)   Employee Drug and Alcohol Testing               38
D)   Other services will be provided to TSG on a
     by-request basis                             (varies per service)


ESTIMATED COST FOR 1999:             $345,000

FIXED AMOUNT FOR 1999:                 23,023


BASIS FOR PRICE:    The Tasks to be performed are use-based.  The
cost for basic services will be $1.21 per month per Sabre employee, with employee count to be based on SABRE's physical employee headcount on 1-1-99 (for Jan-Jun 1999 charges) and 7-1-99 (for Jul-Dec 1999 charges). The monthly invoiced amount will be the product of the rates and the volume of the Tasks performed. The Fixed Amount of the Medical Service is the allocation of unmargined Private Payroll (equaling $23,023 for
1999) representing the oversight responsibility of the Sr. VP Human Resources. The Fixed Amount of the Medical Service will be invoiced in 12 equal installments, and the Fixed Amount will not
vary if any one or more of the use-based Tasks are dropped.   The
annual cost to provide the Service is the sum of the Fixed Amount and the usage at the rates specified above. The estimate is based on an average of 1998 actual charges.

                            SCHEDULE XVI.


               CORPORATE FINANCE SERVICE (UPDATED)


DESCRIPTION OF SERVICE:  The Tasks to be performed by the AA
Treasury Department until March 1, 1999 will consist of:

A)   Coordination of Financing Decisions
B)   Risk Assessment and Management
C)   Financing Administration


FIXED PRICE FOR 1999:                  $5,256

MONTHLY INVOICED AMOUNT DURING 1999:    2,628


BASIS FOR PRICE: The Tasks described above will be performed on a fixed-price basis. The price is based on the AA Treasury Department's fully-allocated costs plus a margin. The fixed price will be invoiced in 12 equal installments during the calendar year. The annual price of the Corporate Finance Service will include an allocation of unmargined Private Payroll representing the oversight responsibility of the VP Corporate Development & Treasury (equaling $418 for Jan - Feb 1999), and will not vary with changes in the Service Level of this Service.

                         SCHEDULE XVII.


        TAX ADMINISTRATION SERVICES (OPTIONAL) (UPDATED)


DESCRIPTION OF SERVICE:   Tax  Administration  other than Tax
Administration (Mandatory) as described on Schedule I.  Tax
Administration Services (Optional) includes the following tax
Services:

Services                                             1999 Estimate
A)    Sales/use,  excise,  property and
      other  transaction  taxes                          $99,185
  i)   Tax return preparation and property tax
       rendition filing
  ii)  Tax payment processing
  iii) Audits and contests
  iv)  Research and planning
  v)   Monitor legislation and regulations effecting the business
  vi)  Tax accounting
B)   International                                        18,193
  i)   Manage tax return preparation and VAT collection
     calculations
  ii)  Foreign audits and contests
  iii) Research and planning
  iv)  Monitor legislation and regulations effecting the business
  v)   Tax accounting
C)   Systems Development                                  14,555
  i)   Develop design specifications for the new financial and
     logistics systems to automate the tax functions
  ii)  Assisting in the developments of semi-automated accounting systems
  iii) Maintenance and modifications of tax systems

TOTAL ESTIMATED COST FOR 1999:       $131,971

FIXED AMOUNT FOR 1999:                 16,431

HOURLY RATES DURING 1999:
  Level 8           $115
  Level 7             89
  Level 6             77
  Level 5             67
  Level 4             57
  Level 3             46

BASIS FOR PRICE:    The Services to be performed are use-based.
The monthly invoiced amount will be the product of the AA Tax Department's hourly rate and the billable hours required to
perform the Tasks described above.   The Tax Department may
Subcontract when necessary. All costs of Subcontracting will be "passed-through" at AA cost to the SABRE Group. The Fixed Amount of the Tax Administration Service is the allocation of unmargined Private Payroll representing the oversight responsibility of the VP Corporate Development & Treasury. The Fixed Amount of the Tax Administration Service will be invoiced in 12 equal installments, and the Fixed Amount will not vary if any one or more of the use-based Services are dropped. The annual cost to provide each of the services is the sum of the Fixed Amount and the usage at the hourly rate.

                          SCHEDULE XIX.


                 SABRE SUPPLY MANAGEMENT SERVICE


DESCRIPTION OF SERVICE: The SABRE Supply Management Services that will continue are as follows:

          Service                                 Price
A)   AAPICS                                       $52,244
B)   NATCOS                                       $26,298
C)   National Contract Purchasing                 $39,916
D)   Diversified Supplier Program                 $31,206

FIXED PRICE FOR 1999:                $205,057

MONTHLY INVOICED AMOUNT DURING 1999:   17,088


BASIS  FOR  PRICE:    The Tasks described above will be performed
on a fixed-price basis. The price is based on Purchasing SABRE Supply Management's fully-allocated costs plus a margin. The fixed price will be invoiced in 12 equal installments during the calendar year. The annual Price of the SABRE Supply Management Service will include an allocation of unmargined Private Payroll representing the oversight responsibility of the VP Purchasing (equaling $55,393 for 1999), and will not vary with changes in the Service Level of this Service.

                          SCHEDULE XX.


                   CORPORATE SECURITY SERVICE


DESCRIPTION OF SERVICE:   The Tasks to be performed by AA
Corporate Security will consist of:

A)   Investigations
B)   Consultation & Representation
C)   Ticket Loss Prevention
D)   Audits & Tests
E)   Instruction
F)   Administration


FIXED PRICE FOR 1999:                $255,434

MONTHLY INVOICED AMOUNT DURING 1999:   21,286


BASIS FOR PRICE:    The Tasks described above will be performed
on a fixed-price basis. The price is based on AA Corporate Security's fully-allocated costs plus a margin. The fixed price will be invoiced in 12 equal installments during the calendar year. The annual Price of the Corporate Security Service will include an allocation of unmargined Private Payroll representing the oversight responsibility of the Sr. VP Corporate Services (equaling $19,642 for 1999), and will not vary with changes in the Service Level of this Service.

                          SCHEDULE XXI.


                  SAFETY ADMINISTRATION SERVICE


DESCRIPTION OF SERVICE: The Tasks to be performed by AA Safety will consist of:

A)   Ground Safety
  i)   Employee Injury and Illness
  ii)  Ergonomic Program
  iii) Safety Audits
  iv)  OSHA Administration
  v)   Industrial Hygiene Program
  vi)  Safety Training
B)   Environmental Safety
  i)    Environmental Assessments
  ii)   Environmental Training
  iii)  Legal & Lobbying
  iv)   Environmental Regulations
  v)    Technical Assistance and Support
  vi)   Program and Professional Development Services
  vii)  Waste Minimization Programs
  viii) Recycling Programs


FIXED PRICE FOR 1999:                 $16,260

MONTHLY INVOICED AMOUNT DURING 1999:    1,355


BASIS FOR PRICE: The Tasks described above will be performed on a fixed-price basis. The price is based on AA Safety's fully-allocated costs plus a margin. The fixed price will be invoiced in 12 equal installments during the calendar year.

                         SCHEDULE XXII.


            BUSINESS INSURANCE ADMINISTRATION SERVICE


DESCRIPTION OF SERVICE:  The Tasks to be performed by the AA
Treasury Department will consist of:

A)   Negotiation of Insurance Policy Terms and Premiums
B)   Contract Review and Revisions
C)   Claims Handling
D) Calculation for the allocation of insurance premiums to the SABRE Group

SABRE Group may determine, in its discretion, whether to obtain its own business insurance policies or to participate in one or more business insurance policies obtained or arranged by AA or AMR. To the extent that SABRE Group elects (by agreement with AA or AMR) to so participate, SABRE Group shall pay a portion of the premiums for the insurance policies in which it participates based on an allocation methodology agree upon by the Parties for those policies.


FIXED PRICE FOR 1999:                $133,282

MONTHLY INVOICED AMOUNT DURING 1999:   11,107


BASIS FOR PRICE:    The Tasks described above will be performed
on a fixed-price basis.  The price is based on the AA  Treasury
Department's  fully-allocated costs plus  a  margin.   The  fixed
price will be invoiced in 12 equal installments  during  the
calendar year.   The  annual Price of the Business Insurance
Administration Service will include an allocation of unmargined Private Payroll representing the oversight responsibility of the VP Corporate Development & Treasury (equaling $2,528 for 1999), and will not vary with changes in the Service Level of this Service.

                         SCHEDULE XXIV.


                    CORPORATE AFFAIRS SERVICE


DESCRIPTION OF SERVICE:   The Tasks to be performed by AA
Corporate Affairs until March 1, 1999 will consist of the coordination of:

A)   Community Relations
B)   Federal and State Affairs
C)   Airport Affairs
D)   Administration
E)   Coordination with Government Affairs


FIXED PRICE FOR JAN - FEB 1999:        $9,834

MONTHLY INVOICED FROM JAN - FEB 1999:   4,917


BASIS FOR PRICE:    The Tasks described above will be performed
on a fixed-price basis. The price is based on AA Corporate Affairs' fully-allocated costs plus a margin. The annual Price of the Corporate Affairs Service will include an allocation of unmargined Private Payroll representing the oversight responsibility of the VP Corporate Affairs (equaling $9,232 for Jan - Feb 1999).

                          SCHEDULE XXV


                     MCLA DIVISION SERVICES


DESCRIPTION OF SERVICE: The Services (and not merely Tasks) to be performed by AA MCLA Division from its Miami, Florida office will consist of the following:

SERVICE                                                    1999 PRICE
A)   Charge to the SABRE Group all expenses related
     to SG employees remaining on the AA payroll in
     Latin America and the Caribbean, including
     transferred employees in Mexico and Peru.         Pass-through Expense
B)   Accounting Functions performed for The SABRE
     Group , Inc. including its direct and indirect
     subsidiaries, SABRE International, in the Caribbean
     and Latin America (except in Ecuador and Nicaragua)
     served as of the Effective Date of this
     contract which consists of:                          $54,004
  i)   Invoice distribution
  ii)  Processing of payments collected
  iii) Tax forms prepared by local AMR Accounting Offices
  iv)  Statutory Invoicing procedures
C)   Serve as Resident Agent for Service of Process and
     Attorney-in-Fact on Powers of Attorney in the following
     countries:                                        Pass- Through Expense
  i) Costa Rica, Jamaica, Panama, Trinidad & Tobago,
     Barbados, Grenada, Belize and Bermuda

FIXED PRICE FOR SERVICE B DURING 1999:     $54,004

MONTHLY INVOICED AMOUNT FOR SERVICE B DURING 1999:     4,500


BASIS FOR PRICE:     The  Fixed  Price  is  based  on  AA  MCLA
Division's  fully-allocated costs plus  a  margin.   Pass-through
expenses, for Services A and C, represent costs incurred by AA to perform those Services to the SABRE Group (margin not applied). Pass-through expenses will be invoiced each month as incurred. The Fixed Price will be invoiced in 12 equal installments during the calendar year.

                         SCHEDULE XXVII.


                        AMR CHINA SERVICE


DESCRIPTION OF SERVICE:  Tasks consist of supporting  the  SABRE
GROUP companies' business development in the Peoples Republic of China from both the AA HDQ office and the Beijing office.


ESTIMATED COST FOR 1999:             $125,000

ESTIMATED MONTHLY COST FOR 1999:       10,417

ANNUAL FIXED AMOUNT FOR 1999:         125,000


BASIS FOR PRICE:    The Tasks to be performed are commission-
based.   The monthly invoiced price will determined based on the
following commission schedule:

  5% on license fees,
  2% on consulting fees, and
  2% on maintenance fees.

The fixed based portion ($100,000 for STIN and $25,000 for STS) will be invoiced in 12 equal installments throughout the calendar year.

                        SCHEDULE XXVIII.


                         LEGAL SERVICES


DESCRIPTION OF SERVICE: Tasks will consist of the rendering professional legal services for matters in the following areas:

A)   Labor and Employment Law
  i)   Labor Litigation
  ii)  Equal Employment Opportunity Commission Claims (EEOC)
  iii) Department of Human Rights Claims (DHR)
  iv)  Railway Labor Act Issues and Claims
  v)   OSHA Issues and Claims
  vi)  Environmental Issues and Claims
  vii) Immigration Filings
  viii)Garnishments
  ix)  ERISA Issues
B)   Litigation
  i)   Commercial Litigation
  ii)  Antitrust Litigation
  iii) EC Regulation
  iv)  CRS Issues
  v)   Federal Aviation Administration Issues and Claims (FAA)
  vi)  Subpoenas
C)   Corporate Law
  i)   Contract Review and Preparation
  ii)  Mergers and Acquisitions
  iii) Corporate Registrations
  iv)  Corporate and Securities law compliance
  v)   Real Estate
  vi)  Bankruptcy
  vii) Intellectual Properties
  viii)Customs
D)   Corporate Finance
  i)   Public Financing
  ii)  Private Financing
  iii) SEC Regulations
E)   Regulatory Matters
  i)   General Governmental Matters
  ii)  DOT Route Proceedings
  iii) DOT Regulatory Matters

ESTIMATED COST FOR 1999:             $192,000

ESTIMATED MONTHLY COST FOR 1999:       16,000

HOURLY RATES DURING 1999:
  Associate General Counsel$163
  Sr. Attorney            140
  Attorney                132
  Paralegal                72

FIXED AMOUNT FOR 1999:                       55,393

BASIS FOR PRICE:    The Tasks to be performed are use-based.  The
monthly invoiced amount will be the product of the AA Legal Department's hourly rate and the billable hours required to perform the Tasks described above. The AA Legal Department may Subcontract when necessary. All costs of Subcontracting will be "passed-through" at AA cost to the SABRE Group. The Fixed Amount of the Legal Service is the allocation of unmargined Private Payroll representing the oversight responsibility of the VP Corporate Secretary. The Fixed Amount of the Legal Service will be invoiced in 12 equal installments, and the Fixed Amount will not vary if any one or more of the use-based Services are
dropped.   The annual applicable cost to provide the Service is
the sum of the Fixed Amount and the usage at the hourly rates.

                         SCHEDULE XXIX.


                          AUDIT SERVICE


DESCRIPTION OF SERVICE:   Conducting internal audits and
coordinating external audit functions.


ESTIMATED COST FOR 1999:                   $0

ESTIMATED MONTHLY COST FOR 1999:            0

HOURLY RATES DURING 1999:
  IT Audits              $100
  Corporate Audits         73


BASIS FOR PRICE: The Tasks to be performed are use-based. The monthly invoiced amount will be the product of the AA Audit's hourly rates and the billable hours required to perform the Tasks
described above.   The AA Audit Department may Subcontract when
necessary. All costs of Subcontracting will be "passed-through" at AA cost to the SABRE Group.

                          SCHEDULE XXX


                  CORPORATE REAL ESTATE SERVICE


DESCRIPTION OF SERVICE:   The Tasks to be performed by AA
Corporate Real Estate will consist of the following listed below for all international areas and the United States, except Dallas/Fort Worth, Texas and Tulsa, Oklahoma areas. The Tasks to be performed by AA Corporate Real Estate will consist of the following listed below in the Dallas/Fort Worth, Texas and Tulsa Oklahoma areas for any projects in process as of August 31, 1997 until the projects are completed.

A)   Facilities Support
  i)   Space Programming Studies
  ii)  Manage Design Professionals
  iii) Cost Estimations/Refinement for new Projects
  iv)  Evaluate Requests for Proposals (RFPs)
  v)   Value Engineering
  vi)  Project Feasibility Studies
  vii) Bidding and Contract Negotiations
  viii)Project Management
  ix)  Contract Audit Control
  x)   Project Close Out
  xi)  HDQ Space Planning
B)   Properties Support
  i)   Rate and Change Evaluation
  ii)  Tenant and Landlord Liaison
  iii) Negotiation of New Leases
  iv)  Negotiation of Additional Services under Leases
  v)   Property Management
  vi)  Real Estate Market Analysis
C)   Planning and Technical Support
  i)   Environmental Engineering
  ii)  Energy Audits
  iii) Automation Environment
  iv)  Pre-Conditioned Air/Ground Power
  v)   Material Handling Systems


ESTIMATED COST FOR 1999:             $184,158

ESTIMATE OF MONTHLY COST FOR 1999:     15,347

HOURLY RATE DURING 1999:                   90

FIXED AMOUNT FOR 1999:                 12,727

BASIS FOR PRICE: The Tasks to be performed are use-based. The monthly invoiced amount will be the product of the AA Corporate Real Estate's hourly rate plus a margin and the billable hours required to perform the Tasks described above. The Fixed Amount of the Corporate Real Estate Service is the allocation of unmargined Private Payroll representing the oversight responsibility of the Sr. VP Corporate Services. The Fixed Amount of the Corporate Real Estate Service will be invoiced in 12 equal installments, and the Fixed Amount will not vary if any one or more of the use-based Services are dropped. The annual cost to provide the Service is the sum of the Fixed Amount and the usage at the hourly rate.

                         SCHEDULE XXXI.


                CORPORATE COMMUNICATIONS SERVICE


DESCRIPTION OF SERVICE:  The Tasks to be performed by AA
Corporate Communications will consist of:

A)   Strategic Planning & Counseling
B)   Media Relations
C)   Marketing Communications
D)   Issues Management
E)   Project Management
F)   Executive Support
G)   Internal Communications
H)   On-Line Communications
I)   Financial Reporting Communications
J)   Administration and Clerical Duties
K)   Community Relations


ESTIMATED COST FOR 1999:                   $0

ESTIMATE OF MONTHLY COST FOR 1999:          0

HOURLY RATES DURING 1999:
  Management (level 6 and above)      $97
  Account Executive (level 3 - 5)      63
  Jr. Account Executive (level 1 -2)   45
  Support Staff                        38


BASIS FOR PRICE:    The Tasks to be performed are use-based.  The
monthly invoiced price will be the product of the AA Corporate Communication's applicable hourly rates plus a margin and the billable hours required to perform the Tasks described above.

                         SCHEDULE XXXII.


    OTHER AIRLINE (OA) PERSONAL TRAVEL ADMINISTRATION SERVICE


DESCRIPTION  OF SERVICE:  AA International Affairs  will  provide
Administrative support for the SABRE Group's personal travel on Other Airlines (OA). Tasks include the following:

A)   Secure of agreement with Other Airlines
  i)   Draft cover letters
  ii)  Revise AA ID agreement to include the SABRE Group
  iii) Negotiate new arrangements with each airline
  iv)  Conclude and execute revised agreements
B)   Contract Maintenance
  i)   Ongoing negotiations
  ii)  Secure additional carriers
  iii) Conflict resolution with OAs
  iv)  Contract preparation and filing
C)   Administrative Support
  i)   Provide updates to SABRE reference material
  ii)  Respond to employee inquiries
  iii) Prepare PNRs for ticketing
  iv)  Provide OA with pay-back passes on AA


FIXED PRICE FOR 1999:  [TEXT OMITTED - CONFIDENTIAL  TREATMENT
  REQUESTED]

MONTHLY INVOICED AMOUNT DURING 1999:   [TEXT   OMITTED   -
  CONFIDENTIAL TREATMENT REQUESTED]


BASIS FOR PRICE: The Tasks described above will be performed  on a fixed-price basis. The price is based on AA International Affairs' fully-allocated costs plus a margin. The fixed price will be invoiced in 12 equal installments during the calendar
  year.    The annual price of the OA Personal Travel
  Administration Service will include an allocation of unmargined Private Payroll representing the oversight responsibility of the VP International Affairs [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED], and will not vary with changes in the Service Level of this Service.

                        SCHEDULE XXXIII.


    OTHER AIRLINE (OA) BUSINESS TRAVEL ADMINISTRATION SERVICE


DESCRIPTION  OF SERVICE:  AA International Affairs  will  provide
Administrative support for the SABRE Group's business travel on Other Airlines (OA). Tasks include the following:

A)   Secure Business Travel on Other Airlines
  i)   Negotiate arrangements with other airlines
  ii)  Provide other airlines travel on AA
B)   Pass Bureau
  i)   Process SABRE Group pass requests
  ii)  Process OA business travel requests
C)   Administrative Support
  i)   Provides updates to the SABRE Group reference material
  ii)  Respond to employee inquires
  iii) Prepare PNRs for ticketing


FIXED PRICE FOR 1999:  [TEXT OMITTED - CONFIDENTIAL  TREATMENT
  REQUESTED]

INTERLINE TRAVEL EXPENSE FOR 1999:     [TEXT   OMITTED   -
  CONFIDENTIAL TREATMENT REQUESTED]

MONTHLY INVOICED AMOUNT:    [TEXT OMITTED - CONFIDENTIAL
  TREATMENT REQUESTED]


BASIS FOR PRICE: The OA Business Travel Administration price is based on AA International Department's fully-allocated costs plus a margin. The fixed price will be invoiced in 12 equal installments during the calendar year. The annual price of the OA Business Travel Administration Service will include an allocation of unmargined Private Payroll representing the oversight responsibility of the VP International Affairs [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED], and will not vary with changes in the Service Level of this Service. [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

                         SCHEDULE XXXIV.


            INTERNATIONAL DIVISION SERVICES (REVISED)


DESCRIPTION OF SERVICE: The Services to be performed by AA International Division from the London, UK office. Service (B) Personnel (for all locations except Japan) will be discontinued as of September 1, 1999. Human Resources support for Paris will be discontinued on March 1, 1999. Human Resources support in Frankfurt will be discontinued on May 1, 1999. The Services will consist of the following for the existing geographical areas served as of the Effective Date of the Management Services Agreement (not including Madrid, Paris, Frankfurt, and Stockholm):

A)   Accounting Functions
  i)   Disbursements and Refunds
  ii)  Payroll Tax
  iii) C-Tax Claims and VAT
  iv)  Expat Management Accounting
  v)   Bank Reconciliations
  vi)  Credit Cards
  vii) SABRE Leasing
B)   Personnel
  i)   Employee Relations
  ii)  Recruitment
  iii) Career Development
  iv)  Compensation Standards
  v)   Benefits Administration
  vi)  Health and Safety Issues
C)   EC Affairs
D)   Purchasing
E)   Pacific Sales
  i)   Interline Requests
  ii)  STIN Marketing
  iii) STIN Related Issues with OALS


MONTHLY PRICE FOR JAN - FEB 1999:      53,997

MONTHLY PRICE FOR MAR - DEC 1999:      46,759

MONTHLY PRICE FOR MAY - SEP 1999:      34,725

MONTHLY PRICE FOR SEP - DEC 1999:      20,394


BASIS  FOR  PRICE:     The  Services  described  above  will   be
performed on a fixed-price basis.  The price is based on AA
International Division's fully-allocated costs plus a margin.

                         SCHEDULE XXXV.


                   GENERAL SERVICES DEPARTMENT


DESCRIPTION OF SERVICE: The Services and not merely Tasks to be performed by AA General Services will consist of:

Services
D)Mail Services Includes mailings by USPS below 1,000 pieces.
E)USPS  Postage for orders exceeding 1,000 pieces not  covered by Mail Services
F)HDQ Telephone Directory
  i.)   Maintain AMR Roster
  ii.)  Maintain Corporate Mailing Lists
  iii.) Maintain Company Regulations
G)Administration   of  contracts  executed  between   AA   and
  subcontractors for Services not performed by AA employees


BUILDINGS SERVED: American Airlines is offering General Services to SABRE GROUP at the following locations: CPI, CPII, CPIV, CPV,
Learning Center, STIN, SRO, and Flight Academy/SOC


TOTAL FIXED PRICE FOR 1999:          $485,502

MONTHLY INVOICED AMOUNT DURING 1999:   40,459


BASIS FOR PRICE: The Services described above will be performed on a fixed-price basis. The price is based on AA General Services' fully-allocated costs plus a margin. The fixed price will be invoiced in 12 equal installments during the calendar year. The prices for the Services have been totaled, instead of separately stated, per agreement by the Parties.

                         SCHEDULE XXXVI.


    GENERAL SERVICES' PASS-THROUGH EXPENSES SERVICE (UPDATED)


DESCRIPTION:   AA General Services pays AA's Subcontractors for
the following Services (which are not merely Tasks). The list below represents a pass-through of expenses belonging to the SABRE Group.

Services                                 Currently Subcontracted to:

A)  Employee Shuttle Service DFW/HDQ/DFW     Renzenberger, Inc.
B)  Paper Supplier                           Tri-Plex Industries, Inc.
C)  Installation and management of Copiers   Xerox Business Services Division
D)  Printing and Mailing Services            Pitney Bowes Management
                                             Services, Inc.

Price for each Service is a pass-through of expenses of the SABRE
Group for that Service.


BUILDINGS SERVED: American Airlines is offering General Services to SABRE GROUP at the following locations until September 1, 1999: CPI, CPII, CPIV, CPV, Learning Center, STIN, SRO, Flight Academy/SOC. After September 1, 1999, American Airlines will reduce its support of Tasks (B) and (C) and will only provide service to SABRE GROUP for these Tasks at CPII and CPV. Tasks (A) and (D) will be unaffected.


TOTAL PASS-THROUGH EXPENSES FOR 1999:[TEXT   OMITTED    -
  CONFIDENTIAL TREATMENT REQUESTED]

MONTHLY INVOICED AMOUNT

  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]


BASIS FOR PRICE:    The SABRE Group portion of expenses incurred
by AA for General Services-related Subcontracted Services.
Tasks (A) and (D) are considered Fixed Price Services for the purposes of the Agreement. The prices for Tasks (B) and (C) are estimates based on current real-time charges. The prices for the Services have been totaled, instead of stated separately, per agreement by the Parties.

                        SCHEDULE XXXVII.


                  CORPORATE TRAVEL DESK SERVICE


DESCRIPTION OF SERVICE:  The Tasks to be performed by the AA
Flight  Department will consist of the following except for Task
(B) which will be discontinued on March 1, 1999:

A)   Booking of Hotels for Business Travel at Interline Rates
B)   Booking of Rental Vehicles for Business Travel at Interline
     Rates


FIXED PRICE FOR JAN - FEB 1999: [TEXT OMITTED  -  CONFIDENTIAL
  TREATMENT REQUESTED]

      Monthly  Invoiced  Amount Jan  -  Feb:    [TEXT  OMITTED  -
  CONFIDENTIAL TREATMENT REQUESTED]

FIXED PRICE FOR MAR - DEC 1999: [TEXT OMITTED  -  CONFIDENTIAL
  TREATMENT REQUESTED]
      Monthly Invoiced Amount Mar  -  Dec:    [TEXT  OMITTED  -
  CONFIDENTIAL TREATMENT REQUESTED]



BASIS FOR PRICE: The Tasks described above will be performed  on a fixed-price basis. The price is based on AA Flight Department's fully-allocated costs plus a margin. The fixed price will be invoiced in 2 equal installments during January and February and then 10 equal installments for the remainder
  of the calendar year.   The Fixed Amount of the Corporate
  Travel Desk Service will include an allocation of unmargined Private Payroll representing the oversight responsibility of the VP International Affairs [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED], and will not vary with changes in the Service Level of this Service.

                        SCHEDULE XXXVIII.


                        PRINTING SERVICES


DESCRIPTION OF SERVICE: Printing Services consists of photocopying. The Service is currently subcontracted to Pitney
Bowes and is performed from the basement of the STIN Building.


RATE FOR 1999:    [TEXT  OMITTED  -  CONFIDENTIAL   TREATMENT
  REQUESTED]

ESTIMATED COST FOR 1999:  [TEXT  OMITTED  -   CONFIDENTIAL
  TREATMENT REQUESTED]


BASIS FOR PRICE:    The Tasks to be performed are use-based.  The
monthly invoiced price will be the product of the rate per impression applied to actual consumption of impressions.

                         SCHEDULE XXXIX.


                   FACILITIES MAINTENANCE-CPIV


DESCRIPTION OF SERVICE: Responsible for the following Tasks to be performed at CentrePort IV in Fort Worth, Texas:

A)   Facilities Maintenance
  i) Operation of CPIV Power Plant (Listed for billing purposes only. This Task is covered by the Central Plant Easement
     Agreement)


ESTIMATED  MONTHLY  COST  FOR  1999:           [TEXT  OMITTED   -
  CONFIDENTIAL TREATMENT REQUESTED]


BASIS FOR PRICE: The price is based on AA Facilities Maintenance
  Department's fully-allocated costs.   [TEXT    OMITTED    -
  CONFIDENTIAL TREATMENT REQUESTED].

                          SCHEDULE XLI.


       FACILITIES MAINTENANCE PASS-THROUGH EXPENSE SERVICE


DESCRIPTION OF SERVICE:  AA General Services pays AA's
Subcontractors regarding the Services (and not merely Tasks) described below, for Prices consisting only of a pass-through of expenses (under the Service Subcontracts) belonging to the SABRE
Group.

Service                            Currently Subcontracted to:
A) Hazardous Waste Removal                 Various Contractors
O) Security Services                       ABM Security Services


TOTAL PASS-THROUGH EXPENSES FOR 1999:$ 337,335


BASIS FOR PRICE: The SABRE Group portion of expenses incurred by AA for General Services-related Subcontracted Services. The
Service is a Fixed Price Service for the purposes of the Agreement. The total Pass-Through Expense will be invoiced in 12 equal installments.

                         SCHEDULE XLIV.


[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

                          SCHEDULE XLV.


                 AA CORPORATE APARTMENT SERVICE


DESCRIPTION OF SERVICE:  Lodging provided at the AA Corporate
Apartment in New York City. The service is not covered by the General Services Schedule in the Management Services Agreement and will consist of:

A)   Administration of the Corporate Apartment in New York City
  i)   Rent
  ii)  Utilities
  iii) Communications
  iv)  Janitorial
  v)   Maintenance


FIXED PRICE FOR 1999:                 $33,356

MONTHLY INVOICED AMOUNT DURING 1999:    2,780


BASIS FOR PRICE:    The price is based on an AA's fully allocated
cost of maintaining the Apartment. Scheduling for use of the Corporate Apartment is conducted by AA General Services. The SABRE Group's occupancy is historically 32% of the annual use of the Apartment. The fixed price will be invoiced in 12 equal installments during the calendar year.

                         SCHEDULE XLVI.


                           AASSET CARD


DESCRIPTION OF SERVICE:  The tasks to be performed by the AA
Credit Card Services Department will consist of:

A)Process all new applications, coordinate cancellations and activations
B)Enter new cardholder numbers into the AACCTS database
C)Work directly with GE Capital and employees in resolving collection problems, including payroll deduction if necessary
D)Provide monthly AASSET card reports, and statistics in exactly the same format as American
E)Coordinate with ATC to make requested report changes that do not require programming dollars unless funded by SABRE
F)Coordinate with programmers any changes that SABRE Group requests
G)Work with GE Capital to maintain the "good" working relationship including tracking company credit limits, collections and customer service

AA Credit Card Services will not do the following:

A)Pay for ANY programming changes
B)Continue to administer program if SABRE requested changes result in significant deviation from AA policies and procedures


FIXED PRICE FOR 1999:  [TEXT OMITTED - CONFIDENTIAL  TREATMENT
  REQUESTED]

MONTHLY INVOICED AMOUNT DURING 1999:   [TEXT   OMITTED   -
  CONFIDENTIAL TREATMENT REQUESTED]


BASIS FOR PRICE: The Tasks described above will be performed on a fixed-price basis. The price is based on AA Credit Card Service's marginal costs, primarily salary and benefits. The fixed price will be prorated and invoiced in equal monthly installments (see above) during the calendar year.